Exhibit 99.1

FOR IMMEDIATE RELEASE
Harmonic Announces First Quarter 2016 Results
SAN JOSE, Calif.-May 10, 2016-Harmonic Inc. (NASDAQ: HLIT), the worldwide leader in video delivery infrastructure, announced today its preliminary and unaudited results for the first quarter of 2016.
On February 29, 2016, Harmonic closed the acquisition of Thomson Video Networks (“TVN”). As a result, first quarter 2016 results include TVN results from March 1, 2016 through the end of the quarter, April 1, 2016.
GAAP net revenue for the first quarter of 2016 was $81.8 million, compared with $86.6 million for the fourth quarter of 2015 and $104.0 million for the first quarter of 2015.
Non-GAAP net revenue for the first quarter of 2016 was $82.5 million, compared with $86.6 million for the fourth quarter of 2015 and $104.0 million for the first quarter of 2015.
Bookings for the first quarter of 2016 were $109.6 million, compared with $101.0 million for the fourth quarter of 2015 and $97.3 million for the first quarter of 2015.
GAAP net loss for the first quarter of 2016 was $(25.2) million, or $(0.33) per diluted share, compared with a GAAP net loss for the fourth quarter of 2015 of $(7.2) million, or $(0.08) per diluted share, and a GAAP net loss of $(2.7) million, or $(0.03) per diluted share, for the first quarter of 2015.
Non-GAAP net loss for the first quarter of 2016 was $(8.2) million, or $(0.11) per diluted share, compared with non-GAAP net income for the fourth quarter of 2015 of $0.6 million, or $0.01 per diluted share, and non-GAAP net income of $4.5 million, or $0.05 per diluted share, for the first quarter of 2015. See “Use of Non-GAAP Financial Measures” and “GAAP to Non-GAAP Reconciliations” below.
Total cash, cash equivalents and short-term investments were $76.2 million at the end of the first quarter of 2016, down $76.6 million from $152.8 million at the end of the prior quarter, primarily due to the purchase price paid for the TVN acquisition, which is subject to post-closing adjustments. In the first quarter of 2016, the Company used approximately $5.4 million of cash from operations.
“While our first quarter results fell below our expectations, new bookings grew sequentially and year-over-year and we ended the quarter with record backlog and deferred revenue” said Patrick Harshman, Harmonic’s President and CEO. “We are excited that our transformation to virtual architectures and associated services remains on track including the announcement of our new VOS Cloud and VOS 360 software-as-a-service offerings. Our full-year financial guidance remains unchanged.”
First Quarter 2016 Highlights

•	Organic year-over-year bookings growth of 13%

◦	Harmonic bookings of $105 million, up 8% year-over-year

◦	TVN bookings of $5 million (March stub period)

•	Book-to-bill of 1.3

•	Record deferred revenue and backlog of $180 million, up 47% year-over-year

•	In April, we announced our new VOS Cloud and VOS 360 software-as-a-service offerings

◦	Fundamentally changing video production and delivery for live and video-on-demand content

•	Closed TVN acquisition on February 29, 2016

◦	$20 million of annualized cost savings on track

•	Reiterating full year financial guidance
Business Outlook
Second Quarter 2016 GAAP Financial Guidance
For the second quarter of 2016, Harmonic anticipates:

•	Net revenue to be $102 million to $107 million

•	Gross margin to be 48% to 49%, operating expense to be $64 million to $65 million, operating loss to be $(14.5) million to $(12.5) million and EPS to be $(0.19) to $(0.16)

•	Interest expense to be approximately $2.5 million

•	Share count for EPS calculation to be approximately 77.5 million shares of Harmonic's common stock
2016 GAAP Financial Guidance
Harmonic’s projections for full year 2016 include three fiscal quarters of financial projections for TVN, from the second quarter through the fourth quarter of 2016.

For 2016, Harmonic anticipates:

•	Net revenue to be $398 million to $413 million

•	Gross margin to be approximately 53%, operating expense to be $260 million to $264 million, operating loss to be $(47) million to $(45) million and EPS to be $(0.62) to $(0.59)

•	Interest expense to be approximately $10 million

•	Share count for EPS calculation to be approximately 79.0 million shares of Harmonic’s common stock.
Second Quarter 2016 Non-GAAP Financial Guidance
For the second quarter of 2016, Harmonic anticipates:

•	Net revenue to be $103 million to $108 million

•	Gross margin to be 50% to 51%, operating expense to be $55 million to $56 million, operating loss to be $(3) million to $(1) million and EPS to be $(0.05) to $(0.02)

•	Interest expense to be approximately $1.3 million

•	Share count for EPS calculation to be approximately 77.5 million shares of Harmonic's common stock

•	Tax rate to be approximately 15%
See “Use of Non-GAAP Financial Measures” and “GAAP to Non-GAAP Reconciliations” below.
2016 Non-GAAP Financial Guidance
Harmonic’s projections for full year 2016 include three fiscal quarters of financial projections for TVN, from the second quarter through the fourth quarter of 2016.

For 2016, Harmonic anticipates:

•	Net revenue to be $400 million to $415 million

•	Gross margin to be approximately 55%, operating expense to be $208 million to $212 million, operating profit to be $14 million to $16 million and EPS to be $0.09 to $0.12

•	Interest expense to be approximately $5 million

•	Share count for EPS calculation to be approximately 80.0 million shares of Harmonic’s common stock.

•	Tax rate to be approximately 15%
See “Use of Non-GAAP Financial Measures” and “GAAP to Non-GAAP Reconciliations” below.

Conference Call Information

Harmonic will host a conference call to discuss its financial results at 2:00 p.m. Pacific (5:00 p.m. Eastern) on Tuesday, May 10, 2016. A listen-only broadcast of the conference call can be accessed either from the Company's website atwww.harmonicinc.com or by calling +1.847.585.4405 or +1.888.771.4371 (passcode 42367665). The replay will be available after 4:30 p.m. Pacific at the same website address or by calling +1.630.652.3042 or +1.888.843.7419 (passcode 42367665#).
About Harmonic Inc.
Harmonic (NASDAQ: HLIT) is the worldwide leader in video delivery infrastructure for emerging television and video services. Harmonic enables customers to produce, deliver, and monetize amazing video experiences, with unequalled business agility and operational efficiency, by providing market-leading innovation, high-quality service, and compelling total-cost-of-ownership. More information is available at www.harmonicinc.com.

Legal Notice Regarding Forward-Looking Statements
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, including statements related to our expectations regarding: our final results for the first quarter ended April 1, 2016 and our expectations concerning quarter-on-quarter growth; net revenue, GAAP gross margins, GAAP operating expenses, GAAP operating profit (loss), GAAP EPS, non-GAAP gross margins, non-GAAP operating expenses, non-GAAP operating profit (loss), non-GAAP EPS, non-GAAP interest expense and non-GAAP tax rate for the second quarter of 2016 and fiscal year ended December 31, 2016. Our expectations regarding these matters may not materialize, and actual results in future periods are subject to risks and uncertainties that could cause actual results to differ materially from those projected. These risks include, in no particular order, the following:unexpected delays, difficulties and/or costs relating to integrating TVN with Harmonic; anticipated business opportunities and operational efficiencies for the combined company do not fully materialize; the trends toward more high-definition, on-demand and anytime, anywhere video will not continue to develop at its current pace or will expire; a strong U.S. dollar may have a negative impact on our business in certain international markets; the possibility that our products will not generate sales that are commensurate with our expectations or that our cost of revenue or operating expenses may exceed our expectations; the mix of products and services sold in various geographies and the effect it has on gross margins; delays or decreases in capital spending in the cable, satellite and telco and broadcast and media industries; customer concentration and consolidation; the impact of general economic conditions on our sales and operations; our ability to develop new and enhanced products in a timely manner and market acceptance of our new or existing products; losses of one or more key customers; risks associated with our international operations, including in Ukraine; risks associated with our CCAP and VOS™ product initiatives, dependence on market acceptance of various types of broadband services, on the adoption of new broadband technologies and on broadband industry trends; inventory management; the lack of timely availability of parts or raw materials necessary to produce our products; the impact of increases in the prices of raw materials and oil; the effect of competition, on both revenue and gross margins; difficulties associated with rapid technological changes in our markets; risks associated with unpredictable sales cycles; our dependence on contract manufacturers and sole or limited source suppliers; the effect on our business of natural disasters; and risks associated with our outstanding convertible notes. The forward-looking statements contained in this press release are also subject to other risks and uncertainties, including those more fully described in Harmonic's filings with the Securities and Exchange Commission, including our most recent Annual Report on Form 10-K for the year ended December 31, 2015, our recent Quarterly Reports on Form 10-Q and our Current Reports on Form 8-K. The forward-looking statements in this press release are based on information available to the Company as of the date hereof, and Harmonic disclaims any obligation to update any forward-looking statements.
Use of Non-GAAP Financial Measures
In establishing operating budgets, managing its business performance, and setting internal measurement targets, we exclude a number of items required by GAAP. Management believes that these accounting charges and credits, most of which are non-cash or non-recurring in nature, are not useful in managing its operations and business. Historically, the Company has also publicly presented these supplemental non-GAAP measures in order to assist the investment community to see the Company “through the eyes of management,” and thereby enhance understanding of its operating performance. The non-GAAP measures presented here are: revenue, gross profit, operating expenses, income (loss) from operations and net income (loss) (including those amounts as a percentage of revenue), and net income (loss) per diluted share. The presentation of non-GAAP information is not intended to be considered in isolation or as a substitute for results prepared in accordance with GAAP, and is not necessarily comparable to non-GAAP results published by other companies. A reconciliation of the historical non-GAAP financial measures discussed in this press release to the most directly comparable historical GAAP financial measures is included with the financial statements provided with this press release. The non-GAAP adjustments described below have historically been excluded from our GAAP financial measures. These adjustments are acquisition accounting impacts to TVN deferred revenue and TVN inventory valuation, TVN acquisition-and integration-related costs, restructuring and related charges, impairment of long-term investment and non-cash items, such as stock-based compensation expense, amortization of intangibles, non-cash interest expenses related to convertible debt and adjustments that normalize the tax rate. With respect to our expectations under “Business Outlook” above, reconciliation of non-GAAP guidance measures to corresponding GAAP measures is not available without unreasonable efforts on a forward-looking basis due to the high variability and low visibility with respect to the charges which are excluded from these non-GAAP measures. The effects of stock-based compensation expense specific to common stock options are directly impacted by unpredictable fluctuations in our stock price. We expect the variability of the above charges to have a significant impact on our GAAP financial results.

CONTACTS:

Harold Covert	Blair King
Chief Financial Officer	Director, Investor Relations
Harmonic Inc.	Harmonic Inc.
+1.408.542.2500	+1.408.490.6172

Harmonic Inc.
Condensed Consolidated Balance Sheets
(Unaudited, in thousands, except per share data)

	April 1, 2016	December 31, 2015
ASSETS
Current assets:
Cash and cash equivalents	$56,995	$126,190
Short-term investments	19,238	26,604
Accounts receivable, net	95,477	69,515
Inventories	42,415	38,819
Prepaid expenses and other current assets	42,318	25,003
Total current assets	256,443	286,131
Property and equipment, net	36,781	27,012
Goodwill	237,899	197,781
Intangibles, net	46,042	4,097
Other long-term assets	33,528	9,936
Total assets	$610,693	$524,957

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Other debts and capital lease obligations, current	$8,843	$—
Accounts payable	31,774	19,364
Income taxes payable	314	307
Deferred revenue	59,747	33,856
Accrued liabilities	61,192	31,354
Total current liabilities	161,870	84,881
Convertible debt, long-term	99,482	98,295
Other debts and capital lease obligations, long-term	16,464	—
Income taxes payable, long-term	3,933	3,886
Deferred tax liabilities, long-term	1,247	—
Other non-current liabilities	16,424	9,727
Total liabilities	299,420	196,789

Stockholders' equity:
Preferred stock, $0.001 par value, 5,000 shares authorized; no shares issued or outstanding	—	—
Common stock, $0.001 par value, 150,000 shares authorized; 77,311 and 76,015 shares issued and outstanding at April 1, 2016 and December 31, 2015, respectively	77	76
Additional paid-in capital	2,240,830	2,236,418
Accumulated deficit	(1,929,088)	(1,903,908)
Accumulated other comprehensive loss	(546)	(4,418)
Total stockholders' equity	311,273	328,168
Total liabilities and stockholders' equity	$610,693	$524,957

Harmonic Inc.
Condensed Consolidated Statements of Operations
(Unaudited, in thousands, except per share amounts)

	Three months ended
	April 1, 2016	April 3, 2015

Net revenue	$81,832	$104,016
Cost of revenue	41,178	48,988
Gross profit	40,654	55,028
Operating expenses:
Research and development	23,563	22,329
Selling, general and administrative	32,870	31,196
Amortization of intangibles	2,365	1,446
Restructuring and asset impairment charges	2,612	44
Total operating expenses	61,410	55,015
(Loss) profit from operations	(20,756)	13
Interest (expense) income, net	(2,421)	55
Other expense, net	(9)	(506)
Loss on impairment of long-term investment	(1,476)	(2,505)
Loss before income taxes	(24,662)	(2,943)
Provision for (benefit from) income taxes	518	(286)
Net loss	$(25,180)	$(2,657)
Net loss per share:
Basic and diluted	$(0.33)	$(0.03)
Shares used in per share calculation:
Basic and diluted	76,996	88,655

Harmonic Inc.
Condensed Consolidated Statements of Cash Flows
(Unaudited, in thousands)

	Three months ended
	April 1, 2016	April 3, 2015
Cash flows from operating activities:
Net loss	$(25,180)	$(2,657)
Adjustments to reconcile net loss to net cash provided by operating activities:
Amortization of intangibles	2,783	1,907
Depreciation	3,317	3,493
Stock-based compensation	3,094	4,134
Amortization of discount on convertible debt	1,187	—
Restructuring, asset impairment and loss on retirement of fixed assets	1,675	3
Loss on impairment of long-term investment	1,476	2,505
Provision for excess and obsolete inventories	418	454
Allowance for doubtful accounts, returns and discounts	739	(367)
Excess tax benefits from stock-based compensation	—	(120)
Changes in assets and liabilities, net of effects of acquisition:
Accounts receivable	(10,894)	(1,353)
Inventories	(51)	775
Prepaid expenses and other assets	(6,078)	(13,062)
Accounts payable	(3,890)	3,380
Deferred revenue	24,963	10,105
Income taxes payable	(13)	(501)
Accrued and other liabilities	1,046	(6,819)
Net cash (used in) provided by operating activities	(5,408)	1,877
Cash flows from investing activities:
Acquisition of business, net of cash acquired	(69,532)	—
Proceeds from sales and maturities of investments	7,394	9,648
Purchases of property and equipment	(2,664)	(3,651)
Purchases of long-term investments	—	(85)
Net cash (used in) provided by investing activities	(64,802)	5,912
Cash flows from financing activities:
Payment of convertible debt issuance costs	(582)	—
Increase in other debts and capital leases	262	—
Repayment of other debts and capital leases	(114)	—
Payments for repurchase of common stock	—	(5,182)
Proceeds from common stock issued to employees	2,074	6,110
Payment of tax withholding obligations related to net share settlements of restricted stock units	(955)	(2,078)
Excess tax benefits from stock-based compensation	—	120
Net cash provided by (used in) financing activities	685	(1,030)
Effect of exchange rate changes on cash and cash equivalents	330	(135)
Net (decrease) increase in cash and cash equivalents	(69,195)	6,624
Cash and cash equivalents at beginning of period	126,190	73,032
Cash and cash equivalents at end of period	$56,995	$79,656

Harmonic Inc.
Revenue Information
(Unaudited, in thousands, except percentages)

	Three months ended
	April 1, 2016					April 3, 2015
	GAAP(1)		Adjustment (2)	Non-GAAP(1)		GAAP
Product
Video Products	$44,212	54%	$355	$44,567	54%	$48,714	47%
Cable Edge	13,432	16%	—	13,432	16%	31,759	30%
Services and Support	24,188	30%	268	24,456	30%	23,543	23%
Total	$81,832	100%	$623	$82,455	100%	$104,016	100%

Geography
Americas	$48,977	60%	$81	$49,058	59%	$60,518	58%
EMEA	19,855	24%	401	20,256	25%	24,673	24%
APAC	13,000	16%	141	13,141	16%	18,825	18%
Total	$81,832	100%	$623	$82,455	100%	$104,016	100%

Market
Service Provider	$51,270	63%	$150	$51,420	62%	$67,974	65%
Broadcast and Media	30,562	37%	473	31,035	38%	36,042	35%
Total	$81,832	100%	$623	$82,455	100%	$104,016	100%

(1) Excludes TVN revenue prior to March 1, 2016.
(2) Non-GAAP revenue for the three months ended April 1, 2016 includes a $0.6 million adjustment relating to TVN deferred revenue as a result of acquisition accounting.

Harmonic Inc.
Segment Revenue and Operating Income (Loss)
(Unaudited, in thousands)

	Three months ended
	April 1, 2016			April 3, 2015
	GAAP(1)	Adjustments(2)	Non-GAAP(1)	GAAP
Net revenue:
Video	$65,008	$623	$65,631	$69,282
Cable Edge	16,824	—	16,824	34,734
Total consolidated net revenue	$81,832	$623	$82,455	$104,016

Operating income (loss):
Video	$(7,347)	$812	$(6,535)	$(90)
Cable Edge	(1,853)	—	(1,853)	6,188
Total segment operating income (loss)	(9,200)	812	(8,388)	6,098
Unallocated corporate expenses (3)	(5,679)	—	(5,679)	(44)
Stock-based compensation	(3,094)	—	(3,094)	(4,134)
Amortization of intangibles	(2,783)	—	(2,783)	(1,907)
(Loss) profit from operations	(20,756)	812	(19,944)	13
Non-operating expense	(3,906)	—	(3,906)	(2,956)
Loss before income taxes	$(24,662)	$812	$(23,850)	$(2,943)

(1) Excludes TVN operating results prior to March 1, 2016.
(2) The financial results for the three months ended April 1, 2016 include approximately $0.6 million and $0.2 million of adjustments relating to TVN deferred revenue and TVN fair value of inventory, respectively, as a result of acquisition accounting.
(3) Unallocated corporate expenses include certain corporate-level operating expenses and charges such as restructuring and asset impairment related charges and TVN acquisition- and integration- related costs.

Harmonic Inc.
GAAP to Non-GAAP Reconciliations (Unaudited)
(In thousands, except percentages and per share data)

	Three months ended
	April 1, 2016
	Revenue	Gross Profit	Total Operating Expense	Loss from Operations	Interest (expense)income, net	Net loss
GAAP	$81,832	$40,654	$61,410	$(20,756)	$(2,421)	$(25,180)
Acquisition accounting impact related to TVN deferred revenue	623	623	—	623	—	623
Acquisition accounting impact related to TVN fair value of inventory	—	189	—	189	—	189
Stock-based compensation in cost of revenue	—	227	—	227	—	227
Stock-based compensation in research and development	—	—	(969)	969	—	969
Stock-based compensation in selling, general and administrative	—	—	(1,898)	1,898	—	1,898
Amortization of intangibles	—	418	(2,365)	2,783	—	2,783
Restructuring and related charges	—	(29)	(2,612)	2,583	—	2,583
TVN acquisition-and integration-related costs	—	58	(3,038)	3,096	—	3,096
Loss on investment	—	—	—	—	—	1,476
Non-cash interest expenses related to convertible notes	—	—	—	—	1,187	1,187
Discrete tax items and tax effect of non-GAAP adjustments	—	—	—	—	—	1,963
Non-GAAP	$82,455	$42,140	$50,528	$(8,388)	$(1,234)	$(8,186)
As a % of revenue (GAAP)		49.7%	75.0%	(25.4)%	(3.0)%	(30.8)%
As a % of revenue (Non-GAAP)		51.1%	61.3%	(10.2)%	(1.5)%	(9.9)%
Diluted net loss per share:
Diluted net loss per share-GAAP						$(0.33)
Diluted net loss per share-Non-GAAP						$(0.11)
Shares used to compute diluted net loss per share:
GAAP						76,996
Non-GAAP						76,996

	Three months ended
	December 31, 2015
	Revenue	Gross Profit	Total Operating Expense	Income (loss) from Operations	Interest (expense)income, net	Net Income (Loss)
GAAP	$86,603	$47,068	$53,429	$(6,361)	$(435)	$(7,199)
Stock-based compensation in cost of revenue	—	479	—	479	—	479
Stock-based compensation in research and development	—	—	(1,186)	1,186	—	1,186
Stock-based compensation in selling, general and administrative	—	—	(2,072)	2,072	—	2,072
Amortization of intangibles	—	86	(1,445)	1,531	—	1,531
Restructuring and asset impairment charges	—	—	(746)	746	—	746
TVN transaction costs	—	—	(1,309)	1,309	—	1,309
Non-cash interest expenses related to convertible note	—	—	—	—	184	184
Discrete tax items and tax effect of non-GAAP adjustments	—	—	—	—	—	266
Non-GAAP	$86,603	$47,633	$46,671	$962	$(251)	$574
As a % of revenue (GAAP)		54.3%	61.7%	(7.3)%	(0.5)%	(8.3)%
As a % of revenue (Non-GAAP)		55.0%	53.9%	1.1%	(0.3)%	0.7%
Diluted net income (loss) per share:
Diluted net loss per share-GAAP						$(0.08)
Diluted net income per share-Non-GAAP						$0.01
Shares used to compute diluted net income (loss) per share:
GAAP						84,932
Non-GAAP						85,629

	Three months ended
	April 3, 2015
	Revenue	Gross Profit	Total Operating Expense	Income from Operations	Interest (expense)income, net	Net Income (Loss)
GAAP	$104,016	$55,028	$55,015	$13	$55	$(2,657)
Stock-based compensation in cost of revenue	—	528	—	528	—	528
Stock-based compensation in research and development	—	—	(1,148)	1,148	—	1,148
Stock-based compensation in selling, general and administrative	—	—	(2,458)	2,458	—	2,458
Amortization of intangibles	—	461	(1,446)	1,907	—	1,907
Restructuring and asset impairment charges	—	—	(44)	44	—	44
Loss on impairment of long-term investment	—	—	—	—	—	2,505
Discrete tax items and tax effect of non-GAAP adjustments	—	—	—	—	—	(1,472)
Non-GAAP	$104,016	$56,017	$49,919	$6,098	$55	$4,461
As a % of revenue (GAAP)		52.9%	52.9%	0.01%	0.1%	(2.6)%
As a % of revenue (Non-GAAP)		53.9%	48.0%	5.9%	0.1%	4.3%
Diluted net income (loss) per share:
Diluted net loss per share-GAAP						$(0.03)
Diluted net income per share-Non-GAAP						$0.05
Shares used to compute diluted net income (loss) per share:
GAAP						88,655
Non-GAAP						90,100

Harmonic Inc.
GAAP to Non-GAAP Reconciliations on Business Outlook
(In millions, except percentages and per share data)

	Q2 2016 Financial Guidance
	Revenue	Gross Profit	Total Operating Expense	Loss from Operations	Interest (expense)income, net	Net loss
GAAP	$102 to $107	$49 to $52	$64 to $65	$(14.5) to $(12.5)	$(2.5)	$(15) to $(13)
Acquisition accounting impact related to TVN deferred revenue	0.8	0.8	—	0.8	—	0.8
Stock-based compensation expense	—	0.4	(2.7)	3.1	—	3.1
Amortization of intangibles	—	1.3	(4.3)	5.6	—	5.6
Restructuring and related charges and TVN acquisition/integration costs		—	(2.0)	2.0		2.0
Non-cash interest expense related to convertible notes	—	—	—	—	1.2	1.2
Discrete tax items and tax effect of non-GAAP adjustments	—	—	—	—	—	(2.0)
	0.8	2.5	(9.0)	11.5	1.2	10.7

Non-GAAP	$103 to $108	$52 to $55	$55 to $56	$(3) to $(1)	$(1.3)	$(4) to $(2)
As a % of revenue (GAAP)		48% to 49%	approx. 63%	(14)% to (12)%	approx. (2)%	(15)% to (13)%
As a % of revenue (Non-GAAP)		50% to 51%	approx. 52%	(3)% to (1)%	approx. (1)%	(4)% to (2)%
Diluted loss per share:
Diluted net loss per share-GAAP						$(0.19) to $(0.16)
Diluted net loss per share-Non-GAAP						$(0.05) to $(0.02)
Shares used to compute diluted loss per share:
GAAP and Non-GAAP						77.5

	2016 Financial Guidance
	Revenue	Gross Profit	Total Operating Expense	Income(loss) from Operations	Interest (expense)income, net	Net loss
GAAP	$398 to $413	$213 to $219	$260 to $264	$(47) to $(45)	$(10)	$(49) to $(47)
Acquisition accounting impact related to TVN deferred revenue	2.2	2.2	—	2.2	—	2.2
Acquisition accounting impact related to TVN fair value of inventory		0.2	—	0.2	—	0.2
Stock-based compensation expense	—	2.7	(13.7)	16.4	—	16.4
Amortization of intangibles	—	4.3	(11.1)	15.4	—	15.4
Restructuring and related charges and TVN acquisition/integration costs	—	0.1	(26.8)	26.9	—	26.9
Non-cash interest expense related to convertible notes	—	—	—	—	5.0	5.0
Discrete tax items and tax effect of non-GAAP adjustments	—	—	—	—	—	(10.0)
	2.2	9.5	(51.6)	61.1	5.0	56.1

Non-GAAP	$400 to $415	$222 to $228	$208 to $212	$14 to $16	$(5)	$7 to $9
As a % of revenue (GAAP)		approx. 53%	approx. 64%	approx. (11)%	approx. (2)%	approx. (12)%
As a % of revenue (Non-GAAP)		approx. 55%	approx. 52%	approx. 4%	approx. (1)%	approx. 2%
Diluted income (loss) per share:
Diluted net loss per share-GAAP						$(0.62) to $(0.59)
Diluted net income per share-Non-GAAP						$0.09 to $0.12
Shares used to compute diluted income (loss) per share:
GAAP						79.0
Non-GAAP						80.0